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                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549



                                   FORM 8-K


                            CURRENT REPORT PURSUANT
                        TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934



      Date of report (Date of earliest event reported)   October 4, 1996
                                                        ------------------------


                        Midwest Federal Financial Corp.
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             (Exact Name of Registrant as Specified in its Charter)


                                   Wisconsin
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                 (State or Other Jurisdiction of Incorporation)

          0-20331                                       39-1725856
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  (Commission File Number)                (I.R.S. Employer Identification No.)


              1159 Eighth Street, Baraboo, Wisconsin        53913
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             (Address of Principal Executive Offices)   (Zip Code)


                                 (608) 356-7771
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)
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Item 4.         Changes in Registrant's Certifying Accountants


        (a)     (1)     (i)     On October 4, 1996, the Registrant dismissed
                                Wipfli Ullrich Bertelson CPAs ("Wipfli") as the
                                Registrant's certifying accountants.

                        (ii) In connection with Wipfli's report on the Registrant's consolidated financial statements for the two most recent fiscal years ended December 31, 1994 and 1995, such reports did not contain an adverse opinion or disclaimer opinion, nor were the reports modified as to uncertainty, audit scope, or accounting principles.

                        (iii) Wipfli's dismissal was approved by the Registrant's Board of Directors.

                        (iv) There were no disagreements with Wipfli, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Wipfli, would have caused it to make reference to the subject of such disagreement in connection with its reports.

                (2) The Registrant formally engaged McGladrey & Pullen on October 4, 1996 as its new certifying accountants.

                (3) The Registrant has requested that Wipfli furnish the Registrant with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Registrant in this Form 8-K and, if not, stating the respects in which it does not agree. A copy of the Wipfli letter will be filed with the Commission when it becomes available.

Item 7.         Financial Statements, Pro Forma Financial Information and
                Exhibits

                None.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         MIDWEST FEDERAL FINANCIAL CORP.


Date:  October 10, 1996                  By: /s/ Gary E. Wegner
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                                         Gary E. Wegner
                                         President and Chief Executive Officer